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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report:  (Date of earliest event reported):  February 15, 1996



                         Digital Equipment Corporation
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             (Exact name of registrant as specified in its charter)


     Massachusetts                    1-5296             04-2226590
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(State or other jurisdiction of     (Commission       (I.R.S. Employer
  incorporation or organization)    File Number      Identification No.)

111 Powdermill Road, Maynard, Massachusetts                 01754
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (508) 493-5111


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(Former name or former address, if changed since last report)

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Item 5.  Other Information

         On February 15, 1996, the registrant issued a press release announcing that it has terminated negotiations with Cirrus Logic, Inc. to establish a semiconductor manufacturing relationship to produce wafers at the Corporation's facility in Hudson, Massachusetts.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.99  Registrant's press release dated February 15, 1996 announcing that registrant has terminated negotiations with Cirrus Logic, Inc. to establish a semiconductor manufacturing relationship to produce wafers at the Corporation's facility in Hudson, Massachusetts.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DIGITAL EQUIPMENT CORPORATION
                                             (Registrant)

                                       /s/ Vincent J. Mullarkey

                                       Vincent J. Mullarkey
                                       Vice President, Finance and
                                       Chief Financial Officer


Date:  February 16, 1996

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